UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2014

EPL Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16179	72-1409562
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam Street, Suite 1600 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 228-0711

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 14, 2014, EPL Oil & Gas, Inc. (“EPL”) issued a joint press release with Energy XXI (Bermuda) Limited (“EXXI”) announcing that EPL and EXXI have each established a record date of April 21, 2014 and a meeting date of May 30, 2014 for the special meetings of their respective shareholders. At the EPL special meeting, EPL stockholders will vote on the previously announced proposed merger of EXXI with EPL and related matters pursuant to the Agreement and Plan of Merger dated as of March 12, 2014 (the “Merger Agreement”), among EPL, EXXI, Energy XXI Gulf Coast, Inc and Clyde Merger Sub, Inc, as amended. EPL and EXXI currently expect to complete the merger on or about June 3, 2014, subject to satisfaction of the closing conditions set forth in the Merger Agreement.

A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Important Additional Information

This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is being made in respect of the proposed merger transaction involving Energy XXI and EPL. The proposed merger will be submitted to the stockholders of EPL for their consideration. In connection therewith, Energy XXI has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a joint proxy statement of Energy XXI and EPL that also constitutes a prospectus of Energy XXI. EPL will mail the joint proxy statement/prospectus to its stockholders. Energy XXI and EPL also plan to file other relevant documents with the SEC regarding the transaction. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the joint proxy statement/prospectus, any amendments or supplements thereto and other documents containing important information about EPL, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by EPL will be available free of charge on EPL’s website at www.eplweb.com under the heading “SEC Filings” within the “Financial Information” section in the “Investor Relations” portion of EPL’s website or by contacting EPL’s Investor Relations Department at (713) 228-0711. Copies of the documents filed with the SEC by Energy XXI will be available free of charge on Energy XXI’s website at www.energyxxi.com under the heading “SEC Filings” within the “Investor Relations” portion of Energy XXI’s website or by contacting Energy XXI’s Investor Relations Department at (713) 351-3006.

Energy XXI and EPL and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of EPL is set forth in its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on March 21, 2013, its annual report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on February 28, 2014, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Information about the directors and executive officers of Energy XXI is set forth in its proxy statement for its 2013 Annual General Meeting of Shareholders, which was filed with the SEC on October 7, 2013, its annual report on Form 10-K for the fiscal year ended June 30, 2013, which was filed with the SEC on August 21, 2013, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation of the stockholders of EPL and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect EPL’s and Energy XXI’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, EPL’s and Energy XXI’s expectations with respect to the synergies, costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of the combined company; the combined company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by stockholders or shareholders and by governmental regulatory authorities; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction.

All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of EPL and Energy XXI and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to: the failure of the stockholders of EPL or the shareholders of Energy XXI to approve the proposed merger; the risk that the conditions to the closing of the proposed merger are not satisfied; the risk that regulatory approvals required for the proposed merger are not obtained or are obtained subject to conditions that are not anticipated; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger; uncertainties as to the timing of the proposed merger; competitive responses to the proposed merger; costs and difficulties related to the integration of EPL’s business and operations with Energy XXI’s business and operations; the inability to or delay in obtaining cost savings and synergies from the proposed merger; unexpected costs, charges or expenses resulting from the proposed merger; the outcome of pending or potential litigation; the inability to retain key personnel; uncertainty of the expected financial performance of Energy XXI following completion of the proposed merger; and any changes in general economic and/or industry specific conditions.

EPL and Energy XXI caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in EPL’s and Energy XXI’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s website, http://www.sec.gov. All subsequent written and oral forward-looking statements concerning EPL, Energy XXI, the proposed transaction or other matters and attributable EPL and Energy XXI or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Each forward looking statement speaks only as of the date of the particular statement, and neither EPL nor Energy XXI undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1*	Joint Press Release dated April 14, 2014, issued by EPL and EXXI

*	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2014

EPL Oil & Gas, Inc.

By:	/s/ David P. Cedro
David P. Cedro Senior Vice President, Chief Accounting Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Joint Press Release dated April 14, 2014, issued by EPL and EXXI

*	Furnished herewith